UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 8, 2004
                        (Date of earliest event reported)

                                  NEWAVE, INC.


             (Exact name of Registrant as specified in its charter)


          Utah                    333-34308               87-0520575
------------------------  ------------------------       -----------
   (State  or             (Commission  File  Number)      (IRS  Employer
 jurisdiction                                          Identification  No.)
  of  incorporation
or  organization)

                            404  East  1st  Street  #1345
                              Long  Beach,  CA  90802
                              --------------------
             (Address  of  principal  executive  offices)  (Zip  Code)

       Registrant's telephone number, including area code: (562) 983-5331

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 8, 2004, we entered into a marketing and merchandising agreement with Valueclick, Inc. to identify and reach new customers for Online Supplier.

The foregoing description of the terms and conditions of the Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Agreement attached to this report as Exhibit 10.1.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

10.1 Merchandising and Marketing Agreement between the Company and Valueclick, Inc. dated November 8, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWAVE, INC.
                                  ------------
                                   REGISTRANT



Date:  November  12,  2004           By:/s/  Michael  Hill
                                    -------------------------
                                    Michael  Hill
                                    Chief  Executive  Officer  and  Director